                                                                      Exhibit 6

                             JOINT FILING AGREEMENT

        The undersigned each agree that (i) the Statement on Schedule 13D relating to the Common Stock, $0.01 par value, of Carrizo Oil & Gas, Inc.is adopted and filed on behalf of each of them, (ii) all future amendments to such Statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and
(iii) the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, apply to each of them. This agreement may be terminated with respect to the obligation to jointly file future amendments to such Statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.

        EXECUTED as of January 4, 1999.

                                  SUNDANCE ASSETS, L.P.

                                  By:  Ponderosa Assets, L.P.
                                       its general partner

                                  By: Enron Ponderosa Management Holdings, Inc. its general partner

                                  By: \s\ Peggy B. Menchaca
                                     -----------------------------------------
                                  Name:  Peggy B. Menchaca
                                  Title: Vice President and Secretary

                                  ENRON CAPITAL & TRADE RESOURCES CORP.

                                  By: \s\ Peggy B. Menchaca
                                     -----------------------------------------
                                  Name:  Peggy B. Menchaca
                                  Title: Vice President and Secretary


                                  ENRON CORP.


                                  By: \s\ Peggy B. Menchaca
                                     -----------------------------------------
                                  Name:  Peggy B. Menchaca
                                  Title: Vice President and Secretary



                                 Page 6-1 of 16

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                                 JOINT ENERGY DEVELOPMENT
                                 INVESTMENTS II LIMITED PARTNERSHIP

                                 By:    Enron Capital Management II
                                        Limited Partnership
                                        its general partner

                                 By:    Enron Capital II Corp.
                                        its general partner

                                 By: \s\ Peggy B. Menchaca
                                     -----------------------------------------
                                 Name:  Peggy B. Menchaca
                                 Title: Vice President and Secretary
































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